Exhibit 10.2

EIGHTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT

THIS EIGHTH AMENDMENT TO THE LOAN AND SECURITY AGREEMENT (this “Amendment”) is made effective as of May 3, 2019 (the “Eighth Amendment Date”) by and among OXFORD FINANCE LLC, a Delaware limited liability company with an office located at 133 North Fairfax Street, Alexandria, Virginia 22314 (in its individual capacity, “Oxford”; and in its capacity as Collateral Agent, “Collateral Agent”), the Lenders listed on Schedule 1.1 of the Loan Agreement (as defined below) from time to time including Oxford in its capacity as a Lender (each a “Lender” and collectively, the “Lenders”) and REGULUS THERAPEUTICS INC., a Delaware corporation with offices located at 10628 Science Center Dr., Suite 100, San Diego, California 92121 (“Borrower”).

WHEREAS, Collateral Agent, Borrower and Lenders party thereto from time to time have entered into that certain Loan and Security Agreement, dated as of June 17, 2016 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders have provided to Borrower certain loans in accordance with the terms and conditions thereof; and

WHEREAS, Borrower, Lenders and Collateral Agent desire to amend certain provisions of the Loan Agreement as provided herein and subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower, Lenders and Collateral Agent hereby agree as follows:

1.	Capitalized terms used herein but not otherwise defined shall have the respective meanings given to them in the Loan Agreement.

2.

Section 2.5 of the Loan Agreement is hereby amended by deleting the word “and” immediately following Section 2.5(i), replacing “.” at the end of Section 2.5(i) with “;” and adding the following Section 2.5(k) and Section 2.5 (l) thereto:

(j)    Maturity Date Extension Fee. A fully earned and non-refundable maturity date extension fee in the amount of Six Hundred Fifty Thousand Dollars ($650,000), which shall become due and payable, if the Maturity Date becomes May 1, 2022, upon the earliest of: (i) the Maturity Date, (ii) the acceleration of any Term Loan, or (iii) the date on which the Term Loans are fully prepaid pursuant to Section 2.2(c) or (d); and

(k)    Second I/O Extension Fee. A fully earned and non-refundable second interest only period extension fee in the amount of One Hundred and Fifteen Thousand Dollars ($115,000.00) which shall become due and payable upon the earlier of: (i) the Maturity Date, (ii) the acceleration of any Term Loan, or (iii) the prepayment of a Term Loan pursuant to Section 2.2(c) or (d); provided, however, in lieu of paying the aforementioned fee of One Hundred and Fifteen Thousand Dollars ($115,000.00), Borrower shall only be required to pay on the earliest date by which both Capital Event and Second Capital Event have occurred and also notify Collateral Agent of such payment on such date, a fully earned and non-refundable second interest only period extension fee in the amount of Thirty Five Thousand Dollars ($35,000.00).

3.	Section 13.1 of the Loan Agreement is hereby amended by adding the following definitions thereto in alphabetical order:

“Capital Event” means the receipt by Borrower on or after the Eighth Amendment Date and on or before May 9, 2019, of unrestricted gross cash proceeds of not less than Ten Million Dollars ($10,000,000.00) from (i) the issuance and sale by Borrower of its unsecured subordinated convertible debt and/or equity securities and/or (ii) “up front” or milestone payments in connection with a joint venture, collaboration or other partnering transaction other than pursuant to the Sanofi License Agreement.

“Second Capital Event” means the receipt by Borrower on or after the Eighth Amendment Date and on or before December 31, 2019, of unrestricted gross cash proceeds of not less than Twenty Million Dollars ($20,000,000.00) (which shall not include proceeds from the Capital Event other than proceeds from Capital Event in excess of Ten Million Dollars) from (i) the issuance and sale by Borrower of its unsecured subordinated convertible debt and/or equity securities and/or (ii) “up front” or milestone payments in connection with a joint venture, collaboration or other partnering transaction other than pursuant to the Sanofi License Agreement.

“Eighth Amendment Date” means May 3, 2019.

4.	Section 13.1 of the Loan Agreement is hereby further amended by amending and restating the following definitions therein as follows:

“Applicable Sanofi Percentage” is 100%.

“Second Amortization Date” means (i) April 1, 2019, if the Capital Event does not occur, (ii) May 1, 2020, if the Capital Event occurs but the Second Capital Event does not occur and (iii) May 1, 2021, if both the Capital Event and the Second Capital Event occur.

“Maturity Date” is (i) June 1, 2020, if the Capital Event does not occur and (ii) May 1, 2022, if the Capital Event occurs.

“Minimum Cash Balance” is (i) Five Million Dollars ($5,000,000.00) if Borrower has not as yet made the full Sanofi License Payment related to the License Amendment Payments (described in the clause (ii) of the definition of License Amendment Payments), regardless of whether or not such Sanofi License Payment had become due, and (ii) Zero Dollars ($0.00) if Borrower has made the full Sanofi License Payment related to the License Amendment Payments (described in the clause (ii) of the definition of License Amendment Payments).

5.

The Amortization Table attached to the Disbursement Letter dated as of the Effective Date is amended and restated as set forth on the Amortization Table attached as Exhibit A hereto effective upon the occurrence of the Capital Event.

6.

Upon the Borrower’s payment in full of Sanofi License Payment related to the License Amendment Payments (described in the clause (ii) of the definition of License Amendment Payments) in accordance with the terms of the Loan Agreement, Collateral Agent’s Lien on Intellectual Property of Borrower shall be released and (i) Collateral Agent and, if applicable, Lenders shall upon request of Borrower, promptly execute and deliver to Borrower any other Lien releases and discharges, intellectual property security interest releases or other release documents (in recordable form, if applicable) as are necessary to terminate and release the Lien under the Loan Documents with respect to the Intellectual Property of Borrower and (ii) the parties shall enter into an appropriate amendment to the Loan Agreement in such form and substance as acceptable to Collateral Agent and Lenders to release Collateral Agent’s Lien on the Intellectual Property of Borrower and make other related changes; provided, however, the Intellectual Property of Borrower shall remain subject to all other provisions of the Loan Agreement (including without limitation all applicable provisions of Section 7 of the Loan Agreement).

7.	Limitation of Amendment.

a.	The amendments set forth above are effective for the purposes set forth herein and shall be limited precisely as written and shall not be deemed to (a) be a consent to any amendment, waiver or

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modification of any other term or condition of any Loan Document, or (b) otherwise prejudice any right, remedy or obligation which Lenders or Borrower may now have or may have in the future under or in connection with any Loan Document, as amended hereby.

b.

This Amendment shall be construed in connection with and as part of the Loan Documents and all terms, conditions, representations, warranties, covenants and agreements set forth in the Loan Documents, except as herein amended, are hereby ratified and confirmed and shall remain in full force and effect.

8.	To induce Collateral Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Collateral Agent and Lenders as follows:

a.

Immediately after giving effect to this Amendment (a) the representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects as of the date hereof (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date), and (b) no Event of Default has occurred and is continuing;

b.	Borrower has the power and due authority to execute and deliver this Amendment and to perform its obligations under the Loan Agreement, as amended by this Amendment;

c.

The organizational documents of Borrower delivered to Collateral Agent on the Effective Date, and updated pursuant to subsequent deliveries by the Borrower to the Collateral Agent, remain true, accurate and complete and have not been amended, supplemented or restated and are and continue to be in full force and effect;

d.

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not and will not contravene (i) any law or regulation binding on or affecting Borrower, (ii) any contractual restriction with a Person binding on Borrower, (iii) any order, judgment or decree of any court or other governmental or public body or authority, or subdivision thereof, binding on Borrower, or (iv) the organizational documents of Borrower;

e.

The execution and delivery by Borrower of this Amendment and the performance by Borrower of its obligations under the Loan Agreement, as amended by this Amendment, do not require any order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by any governmental or public body or authority, or subdivision thereof, binding on Borrower, except as already has been obtained or made;

f.

This Amendment has been duly executed and delivered by Borrower and is the binding obligation of Borrower, enforceable against Borrower in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws of general application and equitable principles relating to or affecting creditors’ rights; and

g.

The Borrower hereby remises, releases, acquits, satisfies and forever discharges the Lenders and Collateral Agent, their agents, employees, officers, directors, predecessors, attorneys and all others acting or purporting to act on behalf of or at the direction of the Lenders and Collateral Agent (“Releasees”), of and from any and all manner of actions, causes of action, suit, debts, accounts, covenants, contracts, controversies, agreements, variances, damages, judgments, claims and demands whatsoever, in law or in equity, which any of such parties ever had, now has or, to the extent arising from or in connection with any act, omission or state of facts taken or existing on or prior to the date hereof, may have after the date hereof against the Releasees, for, upon or by

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reason of any matter, cause or thing whatsoever relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof through the date hereof. Without limiting the generality of the foregoing, the Borrower waives and affirmatively agrees not to allege or otherwise pursue any defenses, affirmative defenses, counterclaims, claims, causes of action, setoffs or other rights they do, shall or may have as of the date hereof, including the rights to contest: (a) the right of Collateral Agent and each Lender to exercise its rights and remedies described in the Loan Documents; (b) any provision of this Amendment or the Loan Documents; or (c) any conduct of the Lenders or other Releasees relating to or arising out of the Loan Agreement or the other Loan Documents on or prior to the date hereof.

9.

Except as expressly set forth herein, the Loan Agreement shall continue in full force and effect without alteration or amendment. This Amendment and the Loan Documents represent the entire agreement about this subject matter and supersede prior negotiations or agreements.

10.

Borrower agrees to promptly pay (but in no event in less than 5 Business Days of invoice date) all unpaid Lenders’ Expenses incurred through the date hereof, which may be debited (or ACH’d) from any of Borrower’s accounts.

11.	This Amendment shall be deemed effective as of the Eighth Amendment Date upon the due execution and delivery to Collateral Agent of this Amendment by each party hereto.

12.	This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.

13.	This Amendment and the rights and obligations of the parties hereto shall be governed by and construed in accordance with the laws of the State of California.

[Balance of Page Intentionally Left Blank – Signature Pages to Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Eighth Amendment to Loan and Security Agreement to be executed as of the date first set forth above.

BORROWER:

REGULUS THERAPEUTICS INC.

By:	/s/ Daniel Chevallard
Name:	Daniel Chevallard
Title:	Chief Financial Officer

COLLATERAL AGENT AND LENDER:

OXFORD FINANCE LLC

By:	/s/ Colette H. Featherly
Name:	Colette H. Featherly
Title:	Senior Vice President

EXHIBIT A

Amortization Table

Please see attached.

Oxford Finance LLC

Amortization Table

Regulus Total

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION SCHEDULE. IT IS NOT INTENDED TO BE USED FOR PAYOFF PURPOSES.
Term:	70	45 IO + 25 PI
Payment:	Varies
Final Payment:	$1,007,809.27	5.50%
3rd Amendment Fee:	$25,000.00
Fifth Amendment Fee:	$25,000.00
Sixth Amendment Fee:	$17,000.00
Seventh Amendment Fee:	$15,000.00
Eighth Amendment Fee	$650,000.00
Amount:	20,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A FLOATING INTEREST RATE LOAN. INTEREST RATE CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT
Interim Interest Days:	9
Interim Interest:	$44,894.25

PMT No.	Payment Date	Beginning Balance	Monthly Payment	Interest	Principal	Ending Balance
	7/1/16		Interim Interest Due			$20,000,000.00
1	8/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
2	9/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
3	10/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
4	11/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
5	12/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
6	1/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
7	2/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
8	3/1/17	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
9	4/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
10	5/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
11	6/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
12	7/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
13	8/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
14	9/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
15	10/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
16	11/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
17	12/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
18	1/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
19	2/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
20	3/1/18	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
21	4/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
22	5/1/18	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
23	6/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
24	7/1/18	$20,000,000.00	$982,980.83	$149,647.50	$833,333.33	$19,166,666.67
25	8/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
26	9/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
27	10/1/18	$19,166,666.67	$143,412.19	$143,412.19	$0.00	$19,166,666.67
28	11/1/18	$19,166,666.67	$1,106,525.93	$148,192.59	$958,333.33	$18,208,333.33
29	12/1/18	$18,208,333.33	$1,686,680.17	$136,241.58	$1,550,438.60	$16,657,894.74
30	1/1/19	$16,657,894.74	$1,054,233.90	$128,795.30	$925,438.60	$15,732,456.14
31	2/1/19	$15,732,456.14	$121,640.01	$121,640.01	$0.00	$15,732,456.14
32	3/1/19	$15,732,456.14	$109,868.39	$109,868.39	$0.00	$15,732,456.14
33	4/1/19	$15,732,456.14	$560,335.01	$121,640.01	$438,695.00	$15,293,761.14
34	5/1/19	$15,293,761.14	$726,933.66	$114,433.66	$612,500.00	$14,681,261.14
35	6/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
36	7/1/19	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
37	8/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
38	9/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
39	10/1/19	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
40	11/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
41	12/1/19	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
42	1/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
43	2/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
44	3/1/20	$14,681,261.14	$106,189.01	$106,189.01	$0.00	$14,681,261.14
45	4/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
46	5/1/20	$14,681,261.14	$697,101.15	$109,850.70	$587,250.45	$14,094,010.69
47	6/1/20	$14,094,010.69	$696,222.34	$108,971.90	$587,250.45	$13,506,760.25
48	7/1/20	$13,506,760.25	$688,313.09	$101,062.65	$587,250.45	$12,919,509.80
49	8/1/20	$12,919,509.80	$687,141.35	$99,890.90	$587,250.45	$12,332,259.36
50	9/1/20	$12,332,259.36	$682,600.85	$95,350.41	$587,250.45	$11,745,008.91
51	10/1/20	$11,745,008.91	$675,131.01	$87,880.56	$587,250.45	$11,157,758.47
52	11/1/20	$11,157,758.47	$673,519.86	$86,269.42	$587,250.45	$10,570,508.02
53	12/1/20	$10,570,508.02	$666,342.95	$79,092.50	$587,250.45	$9,983,257.58
54	1/1/21	$9,983,257.58	$664,438.87	$77,188.43	$587,250.45	$9,396,007.13
55	2/1/21	$9,396,007.13	$659,898.38	$72,647.93	$587,250.45	$8,808,756.68
56	3/1/21	$8,808,756.68	$648,766.84	$61,516.39	$587,250.45	$8,221,506.24
57	4/1/21	$8,221,506.24	$650,817.38	$63,566.94	$587,250.45	$7,634,255.79
58	5/1/21	$7,634,255.79	$644,372.81	$57,122.36	$587,250.45	$7,047,005.35
59	6/1/21	$7,047,005.35	$641,736.39	$54,485.95	$587,250.45	$6,459,754.90
60	7/1/21	$6,459,754.90	$635,584.75	$48,334.31	$587,250.45	$5,872,504.46
61	8/1/21	$5,872,504.46	$632,655.40	$45,404.96	$587,250.45	$5,285,254.01
62	9/1/21	$5,285,254.01	$628,114.91	$40,864.46	$587,250.45	$4,698,003.56
63	10/1/21	$4,698,003.56	$622,402.67	$35,152.22	$587,250.45	$4,110,753.12
64	11/1/21	$4,110,753.12	$619,033.92	$31,783.47	$587,250.45	$3,523,502.67
65	12/1/21	$3,523,502.67	$613,614.61	$26,364.17	$587,250.45	$2,936,252.23
66	1/1/22	$2,936,252.23	$609,952.92	$22,702.48	$587,250.45	$2,349,001.78
67	2/1/22	$2,349,001.78	$605,412.43	$18,161.98	$587,250.45	$1,761,751.34
68	3/1/22	$1,761,751.34	$599,553.72	$12,303.28	$587,250.45	$1,174,500.89
69	4/1/22	$1,174,500.89	$596,331.44	$9,080.99	$587,250.45	$587,250.45
70	5/1/22	$587,250.45	$591,644.47	$4,394.03	$587,250.45	$0.00
Final	5/1/22	Final Payment	$1,739,809.27	$1,739,809.27	$0.00

		Totals	$29,381,611.93	$9,381,611.93	$20,000,000.00

Note: Interest rate floats monthly (greater of 1 Month Libor + 8.51 % or 8.95%)

Oxford Finance LLC

Amortization Table

Regulus Total

Start Date:	6/22/2016		Disclaimer:
Interest Rate:	8.97885%		THIS IS A STANDARD AMORTIZATION SCHEDULE. IT IS NOT INTENDED TO BE USED FOR PAYOFF PURPOSES.
Term:	70	57 IO + 13 PI
Payment:	Varies
Final Payment:	$1,007,809.27	5.50%
3rd Amendment Fee:	$25,000.00
Fifth Amendment Fee:	$25,000.00
Sixth Amendment Fee:	$17,000.00
Seventh Amendment Fee:	$15,000.00
Eighth Amendment Fee	$765,000.00
Amount:	20,000,000.00		THIS AMORTIZATION SCHEDULE REPRESENTS A FLOATING INTEREST RATE LOAN. INTEREST RATE CHARGED MAY DIFFER FROM RATE PER THIS SCHEDULE BASED ON THE TERMS OF THE LOAN AGREEMENT
Interim Interest Days:	9
Interim Interest:	$44,894.25

PMT No.	Payment Date	Beginning Balance	Monthly Payment	Interest	Principal	Ending Balance
	7/1/16		Interim Interest Due			$20,000,000.00
1	8/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
2	9/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
3	10/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
4	11/1/16	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
5	12/1/16	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
6	1/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
7	2/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
8	3/1/17	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
9	4/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
10	5/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
11	6/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
12	7/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
13	8/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
14	9/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
15	10/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
16	11/1/17	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
17	12/1/17	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
18	1/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
19	2/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
20	3/1/18	$20,000,000.00	$139,671.00	$139,671.00	$0.00	$20,000,000.00
21	4/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
22	5/1/18	$20,000,000.00	$149,647.50	$149,647.50	$0.00	$20,000,000.00
23	6/1/18	$20,000,000.00	$154,635.75	$154,635.75	$0.00	$20,000,000.00
24	7/1/18	$20,000,000.00	$982,980.83	$149,647.50	$833,333.33	$19,166,666.67
25	8/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
26	9/1/18	$19,166,666.67	$148,192.59	$148,192.59	$0.00	$19,166,666.67
27	10/1/18	$19,166,666.67	$143,412.19	$143,412.19	$0.00	$19,166,666.67
28	11/1/18	$19,166,666.67	$1,106,525.93	$148,192.59	$958,333.33	$18,208,333.33
29	12/1/18	$18,208,333.33	$1,686,680.17	$136,241.58	$1,550,438.60	$16,657,894.74
30	1/1/19	$16,657,894.74	$1,054,233.90	$128,795.30	$925,438.60	$15,732,456.14
31	2/1/19	$15,732,456.14	$121,640.01	$121,640.01	$0.00	$15,732,456.14
32	3/1/19	$15,732,456.14	$109,868.39	$109,868.39	$0.00	$15,732,456.14
33	4/1/19	$15,732,456.14	$560,335.01	$121,640.01	$438,695.00	$15,293,761.14
34	5/1/19	$15,293,761.14	$726,933.66	$114,433.66	$612,500.00	$14,681,261.14
35	6/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
36	7/1/19	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
37	8/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
38	9/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
39	10/1/19	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
40	11/1/19	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
41	12/1/19	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
42	1/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
43	2/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
44	3/1/20	$14,681,261.14	$106,189.01	$106,189.01	$0.00	$14,681,261.14
45	4/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
46	5/1/20	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
47	6/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
48	7/1/20	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
49	8/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
50	9/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
51	10/1/20	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
52	11/1/20	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
53	12/1/20	$14,681,261.14	$109,850.70	$109,850.70	$0.00	$14,681,261.14
54	1/1/21	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
55	2/1/21	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
56	3/1/21	$14,681,261.14	$102,527.32	$102,527.32	$0.00	$14,681,261.14
57	4/1/21	$14,681,261.14	$113,512.39	$113,512.39	$0.00	$14,681,261.14
58	5/1/21	$14,681,261.14	$1,239,178.48	$109,850.70	$1,129,327.78	$13,551,933.36
59	6/1/21	$13,551,933.36	$1,234,108.45	$104,780.67	$1,129,327.78	$12,422,605.58
60	7/1/21	$12,422,605.58	$1,222,278.37	$92,950.59	$1,129,327.78	$11,293,277.80
61	8/1/21	$11,293,277.80	$1,216,645.00	$87,317.22	$1,129,327.78	$10,163,950.02
62	9/1/21	$10,163,950.02	$1,207,913.28	$78,585.50	$1,129,327.78	$9,034,622.24
63	10/1/21	$9,034,622.24	$1,196,928.21	$67,600.43	$1,129,327.78	$7,905,294.46
64	11/1/21	$7,905,294.46	$1,190,449.84	$61,122.06	$1,129,327.78	$6,775,966.68
65	12/1/21	$6,775,966.68	$1,180,028.10	$50,700.32	$1,129,327.78	$5,646,638.90
66	1/1/22	$5,646,638.90	$1,172,986.39	$43,658.61	$1,129,327.78	$4,517,311.12
67	2/1/22	$4,517,311.12	$1,164,254.67	$34,926.89	$1,129,327.78	$3,387,983.34
68	3/1/22	$3,387,983.34	$1,152,987.93	$23,660.15	$1,129,327.78	$2,258,655.56
69	4/1/22	$2,258,655.56	$1,146,791.22	$17,463.44	$1,129,327.78	$1,129,327.78
70	5/1/22	$1,129,327.78	$1,137,777.83	$8,450.05	$1,129,327.78	($0.00)
Final	5/1/22	Final Payment	$1,854,809.27	$1,854,809.27	$0.00

		Totals	$30,164,752.06	$10,164,752.06	$20,000,000.00

Note: Interest rate floats monthly (greater of 1 Month Libor + 8.51 % or 8.95%)